UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2015

MEDBOX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54928	45-3992444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Wilshire Blvd. Ste. 1500

Los Angeles, CA 90017

(Address of principal executive offices) (zip code)

(800)-762-1452

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Issuance of Debentures

On October 14, 2015, Medbox, Inc. (the “Company”) issued seven debentures (the “Debentures”) in the aggregate amount of $2,000,000 to a service provider (the “October 2015 Investor”) as consideration for services previously rendered, and entered into a related Securities Purchase Agreement (the “Purchase Agreement”) with the October 2015 Investor. The Debentures bear interest at the rate of 10% per year and mature twelve months after issuance. Each of the Debentures are convertible at any time, in whole or in part, at the option of the holder into shares of the Company’s common stock at a conversion price that is the lower of (a) $0.75, or (b) a 49% discount to the lowest daily volume weighted average price of the Company’s common stock during the 30 trading days prior to the conversion date.

The Company may prepay the Debentures in cash, prompting a 30% premium or, subject to certain conditions, in shares of common stock valued at 51% of the lowest volume weighted average price of the common stock for the 30 prior trading days.

The October 2015 Investor shall have a right of first refusal to participate in future equity financings of the Company on the same terms as any new investors for a period of twelve months from the closing of the Purchase Agreement.

The October 2015 Investor has agreed with the Company not to convert the Debentures for any amount in excess of fees payable for services previously rendered to the Company at the time of conversion. To the extent that the sale of shares underlying the Debentures do not satisfy outstanding amounts payable to the service provider, such amounts will remain payable to the service provider by the Company. The shares underlying the Debentures are not subject to registration rights.

The foregoing descriptions of the Purchase Agreement and Debentures do not purport to be complete and are qualified in their entirety by reference to the full text of the documents, which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Amendment of Securities Purchase Agreement and Debentures Issued Thereunder

On October 27, 2015, the Company entered into a side letter (the “Amendment”) with one of its investors (the “Investor”) amending those certain 10% Convertible Debentures originally issued (1) September 25, 2014 and (2) January 30, 2015 to another of the Company’s investors, which were assigned to the Investor on June 24, 2015 and February 25, 2015, respectively (the “Debentures,” and each a “Debenture”).

Pursuant to the Amendment, the parties agreed that the Investor shall waive its rights under certain provisions of the Debentures and that certain Securities Purchase Agreement dated July 21, 2014, relating to the Company’s reservation of authorized and unissued capital stock. In addition, the Company and the Investor agreed to amend the conversion price applicable to the next three Debenture conversions to be equal to the lower of (x) $0.75 (subject to adjustment pursuant to such Debentures), or (y) 51% of the lowest VWAP for the 60 consecutive trading days leading up to such conversion date. Previously, the conversion price was the lower of (x) $0.75 (subject to adjustment pursuant to such Debentures), or (y) 51% of the lowest VWAP for the 30 consecutive trading days leading up to such conversion date. Furthermore, the parties agreed that the Investor’s next three conversions will be effected pursuant to an exemption from registration of the shares under the Securities Act of 1933 (the “Securities Act”), such as Rule 144 of the Securities Act.

Other than as reflected in the Amendment, the terms of the SPAs and the Debentures remained unchanged.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to its full text, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under the heading Issuance of Debentures in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation.

The information provided under the heading Amendment of Securities Purchase Agreement and Debentures Issued Thereunder in Item 1.01 of this report is incorporated by reference into this Item 2.04.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under both headings in Item 1.01 is incorporated by reference into this Item 3.02.

The offers, sales and issuances of the securities described above were deemed to be exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act, as transactions not involving any public offering, where the recipient of these securities was an accredited investor within the meaning of Rule 501 of Regulation D of the Securities Act who was acquiring the applicable securities for investment and not distribution and had represented that they could bear the risks of the investment. The recipient of securities in these transactions had adequate access, through employment, business or other relationships, to information about the Company.

Any issuances of securities to the Investor in relation to the Amendment were also made by the Company in reliance upon the exemptions from registration under Section 3(a)(9) of the Securities Act, for securities exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.

No underwriters were involved in the foregoing issuances of securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Purchase Agreement with October 2015 Investor, dated October 14, 2015.

10.2	Form of Debenture with October 2015 Investor

10.3	Side Letter, dated October 27, 2015, amending those certain 10% Convertible Debentures, originally issued September 25, 2014 and January 30, 2015 among the Company and the Investor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDBOX, INC.

Dated: November 12, 2015	By:	/s/ C. Douglas Mitchell
Name: C. Douglas Mitchell
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase Agreement with October 2015 Investor, dated October 14, 2015.

10.2	Form of Debenture with October 2015 Investor

10.3	Side Letter, dated October 27, 2015, amending those certain 10% Convertible Debentures, originally issued September 25, 2014 and January 30, 2015 among the Company and the Investor